SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

        Date of Report (Date of earliest event reported): August 3, 2004

                          MERRILL LYNCH DEPOSITOR, INC.
                     (on behalf of PPLUS TRUST SERIES JPM-1)
             (Exact name of registrant as specified in its charter)

       Delaware             333-88166-19                 13-3891329
   (State or other        (Commission                (I. R. S. Employer
   jurisdiction  of        File Number)              Identification No.)
    incorporation)

          World Financial Center,                           10281
            New York, New York                           (Zip Code)
           (Address of principal
            executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


Item 1.           Changes in Control of Registrant

                  None.

Item 2.           Acquisition of Disposition of Assets

                  None.

Item 3.           Bankruptcy or Receivership

                  None.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.           Other Events

     On August 3, 2004, PPLUS Trust Series JPM-1, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 1,000,000 Floating Rate Trust Certificates.

     In connection therewith, the Depositor entered into a Series Supplement, dated as of August 3, 2004, by and between the Depositor and The Bank of New York, as successor to United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.           Resignation of Registrant's Directors

                  Not Applicable.

Item 7.           Financial Statements and Exhibits

                  (a) Financial statements of business acquired.

                      Not Applicable.

                  (b) Pro forma financial information.

                      Not Applicable.

                  (c) Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                Description

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated July 29, 2004.

4.2 Series Supplement, dated as of August 3, 2004, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

Item 8.  Change in Fiscal Year


                  None.

Item 9.  Regulation FD Disclosure

                  None.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

                  None.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
         Plans

                  Not Applicable.

Item 12. Results of Operations and Financial Condition

                  Not Applicable.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       MERRILL LYNCH DEPOSITOR, INC.

Date:  August 3, 2004                   By: /s/Brian Barrett
                                           ----------------------------------
                                           Name: Brian Barrett
                                           Title: President

                                  EXHIBIT INDEX


Exhibit No.            Description

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merril Lynch, Pierce, Fenner & Smith, Incorporated dated July 29, 2004.

4.2 Series Supplement, dated as of August 3, 2004, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

10.1 ISDA Master Agreement, including a Schedule thereto and interest rate swap Confirmation thereunder, dated as of August 3, 2004, between Merrill Lynch Capital Services, Inc. and PPlus Trust Series JPM-1.